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                                                                    EXHIBIT 10.1

GENESEE & WYOMING INC.
2004 Deferred Compensation Plan
Master Plan Document

                            EFFECTIVE JANUARY 1, 2004

                                       1
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GENESEE & WYOMING INC.
2004 Deferred Compensation Plan
Master Plan Document

                               TABLE OF CONTENTS

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ARTICLE 1     DEFINITIONS...........................................................................................     1

ARTICLE 2     SELECTION, ENROLLMENT, ELIGIBILITY....................................................................     6

       2.1    SELECTION BY COMMITTEE................................................................................     6
       2.2    ENROLLMENT AND ELIGIBILITY REQUIREMENTS; COMMENCEMENT OF PARTICIPATION................................     6
       2.3    TERMINATION OF A PARTICIPANT'S ELIGIBILITY............................................................     7

ARTICLE 3     DEFERRAL COMMITMENTS/COMPANY CONTRIBUTION AMOUNTS/COMPANY RESTORATION MATCHING AMOUNTS
              /VESTING/CREDITING/TAXES..............................................................................     7

       3.1    MINIMUM DEFERRALS.....................................................................................     7
       3.2    MAXIMUM DEFERRAL......................................................................................     8
       3.3    ELECTION TO DEFER; EFFECT OF ELECTION FORM............................................................     8
       3.4    WITHHOLDING AND CREDITING OF ANNUAL DEFERRAL AMOUNTS..................................................     9
       3.5    COMPANY CONTRIBUTION AMOUNT...........................................................................     9
       3.6    COMPANY RESTORATION MATCHING AMOUNT...................................................................     9
       3.7    CREDITING OF AMOUNTS AFTER BENEFIT DISTRIBUTION.......................................................    10
       3.8    VESTING...............................................................................................    10
       3.9    CREDITING/DEBITING OF ACCOUNT BALANCES................................................................    11
       3.10   FICA AND OTHER TAXES..................................................................................    12

ARTICLE 4     SCHEDULED DISTRIBUTION; UNFORESEEABLE FINANCIAL EMERGENCIES...........................................    12

       4.1    SCHEDULED DISTRIBUTION................................................................................    12
       4.2    POSTPONING SCHEDULED DISTRIBUTIONS....................................................................    13
       4.3    OTHER BENEFITS TAKE PRECEDENCE OVER SCHEDULED DISTRIBUTIONS...........................................    13
       4.4    WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES.................................    14
       4.5    WITHDRAWAL ELECTION...................................................................................    14

ARTICLE 5     BENEFIT PAYABLE UPON BENEFIT DISTRIBUTION DATE........................................................    15

       5.1    BENEFIT PAYABLE UPON BENEFIT DISTRIBUTION DATE........................................................    15
       5.2    PAYMENT OF BENEFIT....................................................................................    15

ARTICLE 6     CHANGE IN CONTROL BENEFIT.............................................................................    16

       6.1    CHANGE IN CONTROL BENEFIT.............................................................................    16
       6.2    PAYMENT OF CHANGE IN CONTROL BENEFIT..................................................................    16

ARTICLE 7     DISABILITY BENEFIT....................................................................................    16
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GENESEE & WYOMING INC.
2004 Deferred Compensation Plan
Master Plan Document

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       7.1    DISABILITY BENEFIT....................................................................................    16
       7.2    PAYMENT OF DISABILITY BENEFIT.........................................................................    16

ARTICLE 8     DEATH BENEFIT.........................................................................................    17

       8.1    DEATH BENEFIT.........................................................................................    17
       8.2    PAYMENT OF DEATH BENEFIT..............................................................................    17

ARTICLE 9     BENEFICIARY DESIGNATION...............................................................................    17

       9.1    BENEFICIARY...........................................................................................    17
       9.2    BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT......................................................    17
       9.3    ACKNOWLEDGEMENT.......................................................................................    17
       9.4    NO BENEFICIARY DESIGNATION............................................................................    17
       9.5    DOUBT AS TO BENEFICIARY...............................................................................    18
       9.6    DISCHARGE OF OBLIGATIONS..............................................................................    18

ARTICLE 10    LEAVE OF ABSENCE......................................................................................    18

       10.1   PAID LEAVE OF ABSENCE.................................................................................    18
       10.2   UNPAID LEAVE OF ABSENCE...............................................................................    18

ARTICLE 11    TERMINATION OF PLAN, AMENDMENT OR MODIFICATION........................................................    18

       11.1   TERMINATION OF PLAN...................................................................................    18
       11.2   AMENDMENT.............................................................................................    19
       11.3   PLAN AGREEMENT........................................................................................    19
       11.4   EFFECT OF PAYMENT.....................................................................................    19
ARTICLE 12    ADMINISTRATION........................................................................................    19

       12.1   COMMITTEE DUTIES......................................................................................    19
       12.2   ADMINISTRATION UPON CHANGE IN CONTROL.................................................................    19
       12.3   AGENTS................................................................................................    20
       12.4   BINDING EFFECT OF DECISIONS...........................................................................    20
       12.5   INDEMNITY OF COMMITTEE................................................................................    20
       12.6   EMPLOYER INFORMATION..................................................................................    20

ARTICLE 13    OTHER BENEFITS AND AGREEMENTS..........................................................................   20

       13.1   COORDINATION WITH OTHER BENEFITS......................................................................    20

ARTICLE 14    CLAIMS PROCEDURES......................................................................................   21

       14.1   PRESENTATION OF CLAIM.................................................................................    21
       14.2   NOTIFICATION OF DECISION..............................................................................    21
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GENESEE & WYOMING INC.
2004 Deferred Compensation Plan
Master Plan Document

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       14.3   REVIEW OF A DENIED CLAIM..............................................................................    21
       14.4   DECISION ON REVIEW....................................................................................    22
       14.5   LEGAL ACTION..........................................................................................    22

ARTICLE 15    TRUST..................................................................................................   22

       15.1   ESTABLISHMENT OF THE TRUST............................................................................    22
       15.2   INTERRELATIONSHIP OF THE PLAN AND THE TRUST...........................................................    22
       15.3   DISTRIBUTIONS FROM THE TRUST..........................................................................    23

ARTICLE 16    MISCELLANEOUS.........................................................................................    23

       16.1   STATUS OF PLAN........................................................................................    23
       16.2   UNSECURED GENERAL CREDITOR............................................................................    23
       16.3   EMPLOYER'S LIABILITY..................................................................................    23
       16.4   NONASSIGNABILITY......................................................................................    23
       16.5   NOT A CONTRACT OF EMPLOYMENT..........................................................................    23
       16.6   FURNISHING INFORMATION................................................................................    23
       16.7   TERMS.................................................................................................    24
       16.8   CAPTIONS..............................................................................................    24
       16.9   GOVERNING LAW.........................................................................................    24
       16.10  NOTICE................................................................................................    24
       16.11  SUCCESSORS............................................................................................    24
       16.12  SPOUSE'S INTEREST.....................................................................................    24
       16.13  VALIDITY..............................................................................................    24
       16.14  INCOMPETENT...........................................................................................    24
       16.15  COURT ORDER...........................................................................................    25
       16.16  DEDUCTION LIMITATION ON BENEFIT PAYMENTS..............................................................    25
       16.17  INSURANCE.............................................................................................    25
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GENESEE & WYOMING INC.
2004 Deferred Compensation Plan
Master Plan Document

                             GENESEE & WYOMING INC.
                         2004 DEFERRED COMPENSATION PLAN
                            Effective January 1, 2004

                                     PURPOSE

      The purpose of this Plan is to provide specified benefits to a select group of management or highly compensated Employees and Directors who contribute to the continued growth, development and future business success of Genesee & Wyoming Inc., a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                    ARTICLE 1
                                   DEFINITIONS

      For the purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, with respect to a Participant, an entry on the records of the Employer equal to the sum of (i) the Deferral Account balance, (ii) the Company Contribution Account balance, and (iii) the Company Restoration Matching Account balance. The Account Balance shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Annual Deferral Amount" shall mean that portion of a Participant's Base Salary, Bonus and Director Fees that a Participant defers in accordance with Article 3 for any one Plan Year, without regard to whether such amounts are withheld and credited during such Plan Year. In the event of a Participant's Separation of Service, Disability or death prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.3 "Annual Installment Method" shall be an annual installment payment over the number of years selected by the Participant in accordance with this Plan, calculated as follows: (i) for the first annual installment, the Participant's vested Account Balance shall be calculated as of the close of business on or around the Participant's Benefit Distribution Date, as determined by the Committee, in its sole and absolute discretion, and (ii) for remaining annual installments, the Participant's vested Account Balance shall be calculated on every anniversary of such calculation date, as applicable. Each annual installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one (1) and the denominator of which is the remaining number of annual payments due the Participant. By way of example, if the Participant elects a ten (10) year Annual Installment Method for the benefit payable on his or her Benefit Distribution Date, the first payment shall be 1/10 of the vested Account Balance, calculated as described in this definition. The following year, the payment shall be 1/9 of the vested Account Balance, calculated as described in this definition.

1.4 "Base Salary" shall mean the annual cash compensation relating to services performed during any calendar year, excluding distributions from nonqualified deferred compensation plans,

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GENESEE & WYOMING INC.
2004 Deferred Compensation Plan
Master Plan Document

      bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, director fees and other fees, and automobile and other allowances paid to a Participant (whether or not such allowances are included in the Employee's gross income). Base Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or nonqualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that had there been no such plan, the amount would have been payable in cash to the Employee.

1.5 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.6 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee (or its designated agent) to designate one or more Beneficiaries.

1.7 "Benefit Distribution Date" shall mean the date or the event that triggers distribution of a Participant's vested Account Balance, as elected by the Participant in connection with his or her commencement of participation in this Plan. The Benefit Distribution Date selected by the Participant may be any one of the following:

      (a)   The date of the Participant's Separation of Service; or

      (b)   The Participant's attainment of an age specified by the Participant;
            or

      (c) The earlier of (i) the date of the Participant's Separation of Service, or (ii) the Participant's attainment of an age specified by the Participant; or

      (d) The later of (i) the date of the Participant's Separation of Service, or (ii) the Participant's attainment of an age specified by the Participant.

      If a Participant does not make any election with respect to the Benefit Distribution Date in connection with his or her commencement of participation in this Plan, then such Participant shall be deemed to have elected that his or her Benefit Distribution Date be the date described in 1.7(a) above.

1.8   "Board" shall mean the board of directors of the Company.

1.9 "Bonus" shall mean any compensation, in addition to Base Salary, attributable to a Plan Year, as further specified on an Election Form approved by the Committee, in its sole and absolute discretion, under any Employer's annual bonus and cash incentive plans.

1.10 "Change In Control" shall mean a change in control of the Company of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of a Current Report on Form 8-K, as in effect on December 31, 1996, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 ("Exchange Act"); provided that, without limitation, a Change In Control shall be deemed to have occurred at such time as:

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GENESEE & WYOMING INC.
2004 Deferred Compensation Plan
Master Plan Document

      (a) Any "person" within the meaning of Section 14(d) of the Exchange Act, other than a Permitted Holder becomes the beneficial owner, as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of twenty-five percent (25%) or more of the combined voting power of the outstanding securities of the Company ordinarily having the right to vote in the election of directors; provided, however, that the following will not constitute a Change In Control: any acquisition by any corporation if, immediately following such acquisition, more than seventy-five percent (75%) of the outstanding securities of the acquiring corporation (or the parent thereof) ordinarily having the right to vote in the election of directors is beneficially owned by all or substantially all of those persons who, immediately prior to such acquisition, were the beneficial owners of the outstanding securities of the Company ordinarily having the right to vote in the election of directors;

      (b) The individuals who constitute the Board on May 12, 2004 (the "Incumbent Board") have ceased for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to May 12, 2004 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters (3/4) of the directors comprising the Incumbent Board, either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened "tender offer," as such term is used in Section 14(d) of the Exchange Act), shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board;

      (c) Upon the consummation by the Company of a reorganization, merger or consolidation, other than one with respect to which all or substantially all of those persons who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of outstanding securities of the Company ordinarily having the right to vote in the election of directors own, immediately after such transaction, more than seventy-five percent (75%) of the outstanding securities of the resulting corporation ordinarily having the right to vote in the election of directors; or

      (d) Upon the approval by the Company's stockholders of a complete liquidation and dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company other than to a subsidiary in which the Company, directly or indirectly, has an ownership interest of twenty percent (20%) or more.

1.11  "Change In Control Benefit" shall have the meaning set forth in Article 6.

1.12  "Claimant" shall have the meaning set forth in Section 14.1.

1.13 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.14  "Committee" shall mean the committee described in Article 12.

1.15 "Company" shall mean Genesee & Wyoming Inc., a Delaware corporation, and any successor to all or substantially all of the Company's assets or business.

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GENESEE & WYOMING INC.
2004 Deferred Compensation Plan
Master Plan Document

1.16 "Company Contribution Account" shall mean (i) the sum of the Participant's Company Contribution Amounts, plus (ii) amounts credited or debited to the Participant's Company Contribution Account in accordance with this Plan, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Contribution Account.

1.17 "Company Contribution Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.5.

1.18 "Company Restoration Matching Account" shall mean (i) the sum of all of a Participant's Company Restoration Matching Amounts, plus (ii) amounts credited or debited to the Participant's Company Restoration Matching Account in accordance with this Plan, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Restoration Matching Account.

1.19 "Company Restoration Matching Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.6.

1.20  "Death Benefit" shall mean the benefit set forth in Article 8.

1.21 "Deduction Limitation" shall mean the limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan, as set forth in Section 3.6.

1.22 "Deferral Account" shall mean (i) the sum of all of a Participant's Annual Deferral Amounts, plus (ii) amounts credited or debited to the Participant's Deferral Account in accordance with this Plan, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

1.23 "Director" shall mean any member of the board of directors of any Employer.

1.24 "Director Fees" shall mean the annual fees earned by a Director from any Employer, including retainer fees and meetings fees, as compensation for serving on a board of directors or a committee at the request of the Employer.

1.25 "Disability" or "Disabled" shall mean that a Participant is permanently and totally disabled within the meaning of Code Section 22(e)(3).

1.26  "Disability Benefit" shall mean the benefit set forth in Article 7.

1.27 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee (or its designated agent) to make an election under this Plan.

1.28  "Employee" shall mean a person who is an employee of any Employer.

1.29 "Employer(s)" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in this Plan and have adopted this Plan as a sponsor.

1.30 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

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GENESEE & WYOMING INC.
2004 Deferred Compensation Plan
Master Plan Document

1.31 "401(k) Plan" shall mean, with respect to an Employer, a plan qualified under Code Section 401(a) that contains a cash or deferral arrangement described in Code Section 401(k), adopted by the Employer, as it may be amended from time to time, or any successor thereto. 1.32 "Participant"

      shall mean any Employee or Director (i) who is selected to participate in this Plan, (ii) who submits an executed Plan Agreement, Election Form and Beneficiary Designation Form, all of which are accepted by the Committee (or its designated agent), and (iii) whose Plan Agreement has not terminated.

1.33 "Permitted Holder" shall mean: (i) the Company or a subsidiary in which the Company, directly or indirectly, has an ownership interest of twenty percent (20%) or more, (ii) any employee benefit plan sponsored by the Company or such a subsidiary, or (iii) Mortimer B. Fuller III ("MBF"), or his spouse, siblings, children or grandchildren ("Family Members") or a trust, corporation, partnership or limited liability company, so long as all of the beneficial interests in which are held exclusively by MBF and/or one or more Family Members ("Family Member Entity"), where such person(s) or entity acquired their Company stock from MBF, a Family Member or a Family Member Entity.

1.34 "Plan" shall mean this Genesee & Wyoming Inc. 2004 Deferred Compensation Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

1.35 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under this Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in this Plan or limit the benefits otherwise provided under this Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

1.36 "Plan Year" shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

1.37 "Retirement," "Retire(s)" or "Retired" shall mean, with respect to an Employee, severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after the attainment of age sixty-two (62); and shall mean with respect to a Director who is not an Employee, severance of his or her directorships with all Employers on or after the later of (y) the attainment of age seventy (70), or (z) in the sole and absolute discretion of the Committee, an age later than age seventy (70). If a Participant is both an Employee and a Director, Retirement shall not occur until he or she Retires as both an Employee and a Director, which Retirement shall be deemed to be a Retirement as a Director; provided, however, that such a Participant may elect, at least three years prior to Retirement and in accordance with the policies and procedures established by the Committee, to Retire for purposes of this Plan at the time he or she Retires as an Employee, which Retirement shall be deemed to be a Retirement as an Employee.

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GENESEE & WYOMING INC.
2004 Deferred Compensation Plan
Master Plan Document

1.38 "Scheduled Distribution" shall mean the distribution set forth in Section 4.1.

1.39 "Separation of Service" shall mean the severing of employment or service as a Director with all Employers, voluntarily or involuntarily, for any reason other than Disability, death or an authorized leave of absence. If a Participant is both an Employee and a Director, a Separation of Service shall occur only upon the termination of the last position held; provided, however, that such a Participant may elect, at least three (3) years before the Separation of Service and in accordance with the policies and procedures established by the Committee, to be treated for purposes of this Plan as having experienced a Separation of Service at the time he or she ceases employment with an Employer as an Employee.

1.40 "Terminate the Plan" or "Termination of the Plan" shall mean a determination by an Employer's board of directors that (i) all of its Participants shall no longer be eligible to participate in this Plan, (ii) all deferral elections for such Participants shall terminate, and (iii) such Participants shall no longer be eligible to receive company contributions under this Plan.

1.41 "Trust" shall mean one or more trusts established by the Company in accordance with Article 15.

1.42 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant, the Participant's spouse, or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined by the Committee, in its sole and absolute discretion.

1.43 "Years of Service" shall mean the total number of full years in which an Employee has been employed by one or more Employers. For purposes of this definition, a year of employment shall be a 365-day period (or 366-day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. The Committee shall make a determination as to whether any partial year of employment shall be counted as a Year of Service.

                                    ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in this Plan shall be limited to a select group of management and highly compensated Employees and Directors of an Employer, as determined by the Committee, in its sole and absolute discretion. From that group, the Committee shall select, in its sole and absolute discretion, which Employees and Directors may participate in this Plan.

2.2   ENROLLMENT AND ELIGIBILITY REQUIREMENTS; COMMENCEMENT OF PARTICIPATION.

      (a) As a condition to participation, each Employee or Director who is eligible to participate in this Plan effective as of the first day of a Plan Year shall complete, execute and return to the Committee (or its designated agent) a Plan Agreement, an Election Form and a Beneficiary Designation Form, prior to the first day of such Plan Year, or such other

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GENESEE & WYOMING INC.
2004 Deferred Compensation Plan
Master Plan Document

            earlier deadline as may be established by the Committee, in its sole and absolute discretion. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines, in its sole and absolute discretion, are necessary.

      (b) As a condition to participation, each Employee or Director who is eligible to participate in this Plan effective after the first day of a Plan Year shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, all within thirty (30) days after such Employee's or Director's eligibility to participate in this Plan becomes effective. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines, in its sole and absolute discretion, are necessary.

      (c) Each Employee or Director who is eligible to participate in this Plan shall commence participation in this Plan on the date that the Committee determines, in its sole and absolute discretion, that the Employee or Director has met all enrollment requirements set forth in this Plan and required by the Committee, including the return of all required documents to the Committee (or its designated agent) within the specified time period. Notwithstanding the foregoing, the Committee shall process a Participant's deferral election as soon as administratively practicable after such Participant's deferral election is submitted to and accepted by the Committee (or its designated agent).

      (d) If an Employee or a Director fails to meet all of the requirements contained in this Section 2.2 within the period required, that Employee or Director shall not be eligible to participate in this Plan during such Plan Year.

2.3 TERMINATION OF A PARTICIPANT'S ELIGIBILITY. If the Committee determines that a Participant is no longer eligible to participate in this Plan, the Committee shall have the right, in its sole and absolute discretion, to
      (i) terminate any deferral election that the Participant has made for the remainder of the Plan Year in which the Participant's eligibility status changes, (ii) prevent the Participant from making future deferral elections, and/or (iii) take such further action that the Committee deems appropriate. Notwithstanding the foregoing, in the event of a Termination of this Plan in accordance with Section 1.40, the termination of the affected Participant's eligibility for participation in this Plan shall not be governed by this Section 2.3, but rather shall be governed by
      Section 1.40 and Section 11.1.

                                    ARTICLE 3
               DEFERRAL COMMITMENTS/COMPANY CONTRIBUTION AMOUNTS/
          COMPANY RESTORATION MATCHING AMOUNTS/VESTING/CREDITING/TAXES

3.1   MINIMUM DEFERRALS.

      (a) ANNUAL DEFERRAL AMOUNT. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Salary, Bonus and/or Director Fees in the following minimum amounts for each deferral elected:

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                         DEFERRAL                           MINIMUM AMOUNT

                         Base Salary and/or
                         Bonus                              $2,000 aggregate
                         Director Fees                      No Minimum

            If an election is made for less than the stated minimum amounts, or if no election is made, the amount deferred shall be zero.

      (b) SHORT PLAN YEAR. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the minimum Annual Deferral Amount shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is twelve (12).

3.2   MAXIMUM DEFERRAL.

      (a) ANNUAL DEFERRAL AMOUNT. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Salary, Bonus and/or Director Fees up to the following maximum percentages for each deferral elected:

                       DEFERRAL                            MAXIMUM PERCENTAGE

                       Base Salary                             50%
                       Bonus                                  100%
                       Director Fees                          100%

      (b) SHORT PLAN YEAR. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the maximum Annual Deferral Amount shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and Election Form to the Committee for acceptance.

3.3   ELECTION TO DEFER; EFFECT OF ELECTION FORM.

      (a) FIRST PLAN YEAR. In connection with a Participant's commencement of participation in this Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in this Plan, along with such other elections as the Committee deems necessary or desirable under this Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (or its designated agent) in accordance with Section 2.2 and accepted by the Committee (or its designated agent).

      (b) SUBSEQUENT PLAN YEARS. For each succeeding Plan Year, an irrevocable deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under this Plan, shall be made by timely delivering a new Election Form to the Committee (or its designated agent), in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made. If no

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            such Election Form is timely delivered for a succeeding Plan Year, the Annual Deferral Amount shall be zero for that Plan Year.

3.4 WITHHOLDING AND CREDITING OF ANNUAL DEFERRAL AMOUNTS. For each Plan Year, the Base Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Base Salary. The Bonus and/or Director Fees portion of the Annual Deferral Amount shall be withheld at the time the Bonus or Director Fees are or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself. Annual Deferral Amounts shall be credited to a Participant's Deferral Account at the time such amounts would otherwise have been paid to the Participant.

3.5   COMPANY CONTRIBUTION AMOUNT.

      (a) If an Employer agrees to credit certain amounts to a Participant's Company Contribution Account for certain Plan Years pursuant to an employment or other agreement between the Employer and the Participant, then the Employer shall credit such Participant's Company Contribution Account for those Plan Years in accordance with the terms of such employment or other agreement. Such amounts shall be credited in the amounts and on the date or dates prescribed by such agreements.

      (b) An Employer, in its sole and absolute discretion, may, but shall not be required to, make a Company Contribution Amount contribution for a Participant for any Plan Year. If the Employer decides to make such a contribution for a Participant for a given Plan Year, the Participant's Company Contribution Amount for such Plan Year shall be the amount determined by the Employer, in its sole and absolute discretion. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, may differ from the amount credited to such Participant in the preceding Plan Year and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive a Company Contribution Amount for that Plan Year. A Participant's Company Contribution Amount, if any, shall be credited to the Participant's Company Contribution Account on a date or dates to be determined by the Committee, in its sole and absolute discretion.

3.6 COMPANY RESTORATION MATCHING AMOUNT. The Committee, in its sole and absolute discretion, may, but shall not be required to, make a Company Restoration Matching Amount contribution for a Participant for any Plan Year. If the Committee decides to make such a contribution for a Participant for a given Plan Year, the Participant's Company Restoration Matching Amount for such Plan Year shall be the amount determined by the Committee, in its sole and absolute discretion, to make up for certain limits applicable to the 401(k) Plan or other qualified plan for such Plan Year, as identified by the Committee, or for such other purposes as determined by the Committee, in its sole and absolute discretion. The amount so credited to a Participant under this Plan for any Plan Year (i) may be smaller or larger than the amount credited to any other Participant, and (ii) may differ from the amount credited to such Participant in the preceding Plan Year. A Participant's Company Restoration Matching Amount, if any, shall be credited to the Participant's Company Restoration Matching Account on a date or dates to be determined by the Committee, in its sole and absolute discretion.

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3.7   CREDITING OF AMOUNTS AFTER BENEFIT DISTRIBUTION. Notwithstanding any
      provision in this Plan to the contrary, should the complete distribution of a Participant's vested Account Balance occur prior to the date on which any portion of (i) the Annual Deferral Amount that a Participant has elected to defer in accordance with Section 3.3, (ii) the Company Contribution Amount, or (iii) the Company Restoration Matching Amount, would otherwise be credited to the Participant's Account Balance, such amounts shall not be credited to the Participant's Account Balance, but shall be paid to the Participant in a manner determined by the Committee, in its sole and absolute discretion.

3.8   VESTING.

      (a) A Participant shall at all times be one hundred percent (100%) vested in his or her Deferral Account and Company Restoration Matching Account.

      (b) A Participant shall be vested in his or her Company Contribution Account in accordance with the vesting schedule(s) set forth in his or her Plan Agreement, employment agreement or any other agreement entered into between the Participant and his or her Employer. If not addressed in such agreements, a Participant shall vest in his or her Company Contribution Account on the basis of the Participant's Years of Service, in accordance with the following schedule:

                 YEARS OF SERVICE                  VESTED PERCENTAGE

                 Less than 1 year                          0%
                 1 year or more, but less than 2          33%
                 2 years or more, but less than 3         67%
                 3 years or more                         100%

      (c) Notwithstanding anything to the contrary contained in this Section 3.8, in the event of a Change In Control, or upon a Participant's Retirement, death while employed by an Employer, or Disability, a Participant's Company Contribution Account shall immediately become one hundred percent (100%) vested (to the extent that it is not already vested).

      (d) Notwithstanding subsection 3.8(c) above, the vesting schedule for a Participant's Company Contribution Account shall not be accelerated upon a Change In Control to the extent that the Committee determines that such acceleration would cause the deduction limitations of Code
            Section 280G to become effective. In the event that all of a Participant's Company Contribution Account is not vested pursuant to such a determination, the Participant may request independent verification of the Committee's calculations with respect to the application of Section 280G. In such case, the Committee must provide to the Participant within ninety (90) days of such a request an opinion from a nationally recognized accounting firm selected by the Participant (the "Accounting Firm"). The opinion shall state the Accounting Firm's opinion that any limitation in the vested percentage hereunder is necessary to avoid the limits of Section 280G and contain supporting calculations. The cost of such opinion shall be paid for by the Company.

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      (e)   Section 3.8(d) shall not prevent the acceleration of the vesting schedule applicable to a Participant's Company Contribution Account if such Participant is entitled to a "gross-up" payment, to eliminate the effect of the Code Section 4999 excise tax, pursuant to his or her employment agreement or other agreement entered into between such Participant and the Employer.

3.9 CREDITING/DEBITING OF ACCOUNT BALANCES. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole and absolute discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

      (a) MEASUREMENT FUNDS. The Participant may elect one or more of the measurement funds selected by the Committee, in its sole and absolute discretion, which are based on certain mutual funds (the "Measurement Funds"), for the purpose of crediting or debiting additional amounts to his or her Account Balance. As necessary, the Committee may, in its sole and absolute discretion, discontinue, substitute or add a Measurement Fund. Each such action will take effect as of the first day of the first calendar quarter that begins at least thirty (30) days after the day on which the Committee gives Participants advance written notice of such change, or if necessary to comply with applicable tax law, including but not limited to guidance issued after the effective date of this Plan, such other date designated by the Committee, in its sole and absolute discretion.

      (b) ELECTION OF MEASUREMENT FUNDS. A Participant, in connection with his or her initial deferral election in accordance with Section 3.3(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.9(a) above) to be used to determine the amounts to be credited or debited to his or her Account Balance. If a Participant does not elect any of the Measurement Funds as described in the previous sentence, the Participant's Account Balance shall automatically be allocated into the lowest-risk Measurement Fund, as determined by the Committee, in its sole and absolute discretion. The Participant may (but is not required to) elect, by submitting an Election Form to the Committee (or its designated agent) that is accepted by the Committee (or its designated agent), to add or delete one or more Measurement Fund(s) to be used to determine the amounts to be credited or debited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply as of the first business day deemed reasonably practicable by the Committee, in its sole and absolute discretion, and shall continue thereafter for each subsequent day in which the Participant participates in this Plan, unless changed in accordance with the previous sentence.

      (c)   PROPORTIONATE ALLOCATION. In making any election described in
            Section 3.9(b) above, the Participant shall specify on the Election Form, in increments of one percent (1%), the percentage of his or her Account Balance or Measurement Fund, as applicable, to be allocated and/or reallocated.

      (d) CREDITING OR DEBITING METHOD. The performance of each Measurement Fund (either positive or negative) will be determined by the Committee, in its sole and absolute

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            discretion, on a daily basis based on the manner in which such
            Participant's Account Balance has been hypothetically allocated among the Measurement Funds by the Participant.

      (e) NO ACTUAL INVESTMENT. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation of his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any ----- --- such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the investments on which the Measurement Funds are based, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

3.10  FICA AND OTHER TAXES.

      (a) ANNUAL DEFERRAL AMOUNTS. For each Plan Year in which an Annual Deferral Amount is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Salary and/or Bonus that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this Section 3.10.

      (b) COMPANY CONTRIBUTION ACCOUNT. When a Participant becomes vested in a portion of his or her Company Contribution Account, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Salary and/or Bonus that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Company Contribution Amount. If necessary, the Committee may reduce the vested portion of the Participant's Company Contribution Account, as applicable, in order to comply with this Section 3.10.

      (c) DISTRIBUTIONS. The Participant's Employer(s), or the Trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the Trustee of the Trust, in connection with such payments, in the amounts and in the manner determined by the Employer(s) or the Trustee of the Trust, in each case in their sole and absolute discretion.

                                    ARTICLE 4
           SCHEDULED DISTRIBUTION; UNFORESEEABLE FINANCIAL EMERGENCIES

4.1 SCHEDULED DISTRIBUTION. In connection with each election to defer an Annual Deferral Amount, a Participant may irrevocably elect to receive a Scheduled Distribution from this Plan with

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            respect to all or a portion of (i) the Annual Deferral Amount, (ii)
            the Company Contribution Amount, and (iii) the Company Restoration Matching Amount. The Scheduled Distribution shall be a lump sum payment in an amount that is equal to the portion of the Annual Deferral Amount, the vested portion of the Company Contribution Amount and the portion of the Company Restoration Matching Amount that the Participant elected to have distributed as a Scheduled Distribution, plus amounts credited or debited in the manner provided in Section 3.9 above on that amount, calculated as of the close of business on or around the date on which the Scheduled Distribution becomes payable, as determined by the Committee, in its sole and absolute discretion. Subject to the other terms and conditions of this Plan, each Scheduled Distribution elected shall be paid out during a sixty (60) day period commencing immediately after the first day of any Plan Year designated by the Participant. The Plan Year designated by the Participant must be at least three
            (3) Plan Years after the end of the Plan Year to which the Participant's deferral election described in Section 3.3 relates. By way of example, if a Scheduled Distribution is elected for Annual Deferral Amounts, Company Contribution Amounts, and Company Restoration Matching Amounts that are earned and/or contributed in the Plan Year commencing January 1, 2004, the Scheduled Distribution would become payable during a sixty (60) day period commencing January 1, 2008. Notwithstanding the language set forth above, the Committee shall, in its sole and absolute discretion, adjust the amount distributable as a Scheduled Distribution if any portion of the Company Contribution Amount is unvested on the Scheduled Distribution Date.

4.2 POSTPONING SCHEDULED DISTRIBUTIONS. A Participant may make a one time election to postpone any lump sum distribution described in Section 4.1 above, and have such amount paid out during a sixty (60) day period commencing immediately after an allowable alternative distribution date designated by the Participant in accordance with this Section 4.2. In order to make this one time election, the Participant must submit a new Scheduled Distribution Election Form to the Committee (or its designated agent) in accordance with the following criteria:

      (a) Such Scheduled Distribution Election Form must be submitted to and accepted by the Committee (or its designated agent), in its sole and absolute discretion, at least twelve (12) months prior to the Participant's previously designated Scheduled Distribution date;

      (b) The new Scheduled Distribution date selected by the Participant must be the first day of a Plan Year, and must be at least five years after the previously designated Scheduled Distribution date; and

      (c) The election of the new Scheduled Distribution Date shall have no effect until at least twelve (12) months after the date on which the election is made.

4.3 OTHER BENEFITS TAKE PRECEDENCE OVER SCHEDULED DISTRIBUTIONS. Should a Participant become eligible to receive a benefit under Articles 5, 6, 7 or 8, then any Annual Deferral Amount, Company Contribution Amount and/or Company Restoration Matching Amount, plus the amounts credited or debited thereon, that are subject to a Scheduled Distribution election under
      Section 4.1 shall not be paid in accordance with Section 4.1, but shall be paid in accordance with the other applicable Article.

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4.4   WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES.

      (a) If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to suspend deferrals of Base Salary, Bonus, and Director Fees to the extent deemed necessary by the Committee, in its sole and absolute discretion) to satisfy the Unforeseeable Financial Emergency. If suspension of deferrals is not sufficient to satisfy the Participant's Unforeseeable Financial Emergency, or if suspension of deferrals is not required under applicable tax law, the Participant may further petition the Committee to receive a partial or full payout from this Plan. The Participant shall only receive a payout from this Plan to the extent such payout is deemed necessary by the Committee, in its sole and absolute discretion, to satisfy the Participant's Unforeseeable Financial Emergency.

      (b) The payout to satisfy a Participant's Unforeseeable Financial Emergency shall not exceed the lesser of (i) the Participant's vested Account Balance, calculated as of the close of business on or around the date on which the amount becomes payable, as determined by the Committee, in its sole and absolute discretion, or (ii) the amount necessary to satisfy the Unforeseeable Financial Emergency. Notwithstanding the foregoing, a Participant may not receive a payout from this Plan to the extent that the Unforeseeable Financial Emergency is or may be relieved (A) through reimbursement or compensation by insurance or otherwise, (B) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship or (C) by suspension of deferrals under this Plan, if the Committee, in its sole and absolute discretion, determines that suspension is required by applicable tax law.

      (c) If the Committee, in its sole and absolute discretion, approves a Participant's petition for suspension, the Participant's deferrals under this Plan shall be suspended as of the date of such approval. If the Committee, in its sole and absolute discretion, approves a Participant's petition for suspension and payout, the Participant's deferrals under this Plan shall be suspended as of the date of such approval and the Participant shall receive a payout from this Plan within sixty (60) days of the date of such approval.

      (d) Notwithstanding the foregoing, the Committee shall interpret all provisions relating to suspension and/or payout under this Section
            4.4 in a manner that is consistent with applicable tax law, including but not limited to guidance issued after the effective date of this Plan.

4.5 WITHDRAWAL ELECTION. A Participant may elect, at any time, to withdraw all or a portion of his or her vested Account Balance. For purposes of this
      Section 4.5, the value of a Participant's vested Account Balance shall be calculated as of the close of business on or around the date on which receipt of the Participant's election is acknowledged by the Committee, as determined by the Committee, in its sole and absolute discretion, less a withdrawal penalty equal to ten percent (10%) of the amount withdrawn (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time, before or after a Participant's Benefit Distribution Date, and whether or not the Participant is in the process of being paid pursuant to an installment payment schedule. The Participant shall make this election by giving the Committee (or its designated agent) advance written notice of the election in a form determined

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      from time to time by the Committee. The Participant shall be paid the
      Withdrawal Amount within sixty (60) days of his or her election. Once the Withdrawal Amount is paid, the Participant's participation in this Plan shall be suspended for the remainder of the Plan Year in which the withdrawal is elected and for one full Plan Year thereafter (the "Suspension Period"). During the Suspension Period, the Participant will continue to be eligible for the benefits provided in Articles 4, 5, 6, 7 and 8 in accordance with the provisions of those Articles. However, the Participant's Annual Deferral Amount shall not be withheld during the Suspension Period, and the Participant shall not be allowed to make any deferral elections during the Suspension Period.

                                    ARTICLE 5
                 BENEFIT PAYABLE UPON BENEFIT DISTRIBUTION DATE

5.1 BENEFIT PAYABLE UPON BENEFIT DISTRIBUTION DATE. Upon a Participant's Benefit Distribution Date, the Participant shall receive his or her vested Account Balance, calculated as of the close of business on or around the Participant's Benefit Distribution Date, as determined by the Committee, in its sole and absolute discretion.

5.2   PAYMENT OF BENEFIT.

      (a) A Participant, in connection with his or her commencement of participation in this Plan, shall elect on an Election Form to receive the benefit described in Section 5.1 in a lump sum or pursuant to an Annual Installment Method of up to fifteen (15) years, subject to Section 5.2(b) below. The Participant may change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee (or its designated agent), provided that any such Election Form is submitted to and accepted by the Committee (or its designated agent), in its sole and absolute discretion, at least twelve (12) months prior to the Participant's Benefit Distribution Date. The Election Form most recently accepted by the Committee (or its designated agent) shall govern the payout of the benefit described in Section 5.1. If a Participant does not make any election with respect to the payment of the benefit described in Section 5.1, then the Participant shall be deemed to have elected to receive such benefit in a lump sum.

      (b) Notwithstanding the Participant's election described in Section 5.2(a), a Participant shall receive the benefit described in Section
            5.1 in a lump sum if any of the following events occur:

            (i) The Participant becomes employed with a competitor of his or her Employer within the geographical area that is then served by such Employer, during the Participant's employment with the Employer or during a period of two (2) years after the Participant's Separation of Service with his or her Employer; or

            (ii) The Participant's employment with his or her Employer is terminated for cause. For purposes of this Section 5.2(b)(ii), "Cause" with respect to a Participant shall mean the Participant's (i) willful and continued failure to substantially perform his or her duties with his or her Employer after written warnings identifying the lack of substantial performance are delivered to him or her to specifically identify the

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                  manner in which his or her Employer believes that he or she has not substantially performed his or her duties, (ii) willful engaging in illegal conduct which is materially and demonstrably injurious to his or her Employer, (iii) commission of a felony, (iv) material breach of a fiduciary duty owed by him or her to his or her Employer, (v) intentional unauthorized disclosure to any person of confidential information or trade secrets of a material nature relating to the business of his or her Employer, or (vi) engaging in any conduct that the written rules, regulations or policies of his or her Employer specify as constituting grounds for discharge.

      (c) With respect to the benefit described in Section 5.1, the lump sum payment shall be made, or installment payments shall commence, no later than sixty (60) days after the Participant's Benefit Distribution Date. Remaining installments, if any, shall be paid no later than sixty (60) days after each anniversary of the Participant's Benefit Distribution Date.

                                    ARTICLE 6
                            CHANGE IN CONTROL BENEFIT

6.1 CHANGE IN CONTROL BENEFIT. A Participant will receive a Change In Control Benefit, which shall be equal to the Participant's vested Account Balance, calculated as of the close of business on or around the date of the Change In Control, as selected by the Committee, in its sole and absolute discretion, if (i) the Participant has elected to receive a Change In Control Benefit, as set forth in Section 6.2 below, and (ii) if a Change In Control occurs prior to the receipt by such Participant of his or her entire Account Balance.

6.2 PAYMENT OF CHANGE IN CONTROL BENEFIT. A Participant, in connection with his or her commencement of participation in this Plan, may irrevocably elect on his or her Election Form whether to (i) receive a Change In Control Benefit, or (ii) have his or her Account Balance remain in this Plan upon the occurrence of a Change In Control and to have his or her Account Balance remain subject to the terms and conditions of this Plan. If a Participant does not make any election with respect to the payment of the Change In Control Benefit, then such Participant's Account Balance shall remain in this Plan upon a Change In Control and shall be subject to the terms and conditions of this Plan. The Change In Control Benefit, if any, shall be paid to the Participant in a lump sum no later than sixty
      (60) days after a Change In Control.

                                    ARTICLE 7
                               DISABILITY BENEFIT

7.1 DISABILITY BENEFIT. If a Participant becomes Disabled prior to his or her Benefit Distribution Date, the Participant shall receive a Disability Benefit, which shall be equal to the Participant's vested Account Balance, calculated as of the close of business on or around the date on which the Participant becomes Disabled, as selected by the Committee, in its sole and absolute discretion.

7.2 PAYMENT OF DISABILITY BENEFIT. The Disability Benefit shall be paid to the Participant in a lump sum payment no later than sixty (60) days after the date on which the Participant becomes Disabled.

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                                    ARTICLE 8
                                  DEATH BENEFIT

8.1 DEATH BENEFIT. If a Participant dies prior to the complete distribution of his or her vested Account Balance, the Participant's Beneficiary(ies) shall receive a Death Benefit, which will be equal to the Participant's vested Account Balance, calculated as of the close of business on or around the date of the Participant's death, as selected by the Committee, in its sole and absolute discretion.

8.2 PAYMENT OF DEATH BENEFIT. The Death Benefit shall be paid to the Participant's Beneficiary(ies) in a lump sum payment no later than sixty
      (60) days after the Participant's Benefit Distribution Date.

                                    ARTICLE 9
                             BENEFICIARY DESIGNATION

9.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under this Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

9.2 BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT. A Participant shall designate his or her Beneficiary(ies) by completing and signing a Beneficiary Designation Form, and returning it to the Committee (or its designated agent). A Participant shall have the right to change his or her Beneficiary(ies) by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, the Committee may, in its sole and absolute discretion, determine that spousal consent is required to be provided in a form designated by the Committee, executed by such Participant's spouse and returned to the Committee (or its designated agent). Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee (or its designated agent) prior to the Participant's death.

9.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee (or its designated agent).

9.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate any Beneficiary(ies) as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under this Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

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9.5   DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper
      Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under this Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

                                   ARTICLE 10
                                LEAVE OF ABSENCE

10.1 PAID LEAVE OF ABSENCE. If a Participant is authorized by his or her Employer to take a paid leave of absence from the employment of the Employer, (i) the Participant shall continue to be considered eligible for the benefits provided in Articles 4, 5, 6, 7 and 8 in accordance with the provisions of those Articles, and (ii) the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

10.2 UNPAID LEAVE OF ABSENCE. If a Participant is authorized by his or her Employer to take an unpaid leave of absence from the employment of the Employer for any reason, such Participant shall continue to be eligible for the benefits provided in Articles 4, 5, 6, 7 and 8 in accordance with the provisions of those Articles. However, the Participant shall be excused from fulfilling his or her Annual Deferral Amount commitment that would otherwise have been withheld during the remainder of the Plan Year in which the unpaid leave of absence is taken. During the unpaid leave of absence, the Participant shall not be allowed to make any additional deferral elections. However, if the Participant returns to employment, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment and for every Plan Year thereafter while a participant in this Plan, provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee (or its designated agent) for each such election in accordance with Section 3.3 above.

                                   ARTICLE 11
                 TERMINATION OF PLAN, AMENDMENT OR MODIFICATION

11.1 TERMINATION OF PLAN. Although the Company anticipates that it will continue this Plan for an indefinite period of time, there is no guarantee that any particular Employer will continue its participation in this Plan or will not terminate its participation in this Plan at any time in the future. Accordingly, each Employer reserves the right to Terminate the Plan. In the event of a Termination of the Plan by an Employer, the Measurement Funds available to Participants following the Termination of the Plan shall be comparable in number and type to those Measurement Funds available to Participants in the Plan Year preceding the Plan Year in which the Termination of the Plan is effective. Following a Termination of the Plan, Participant Account Balances shall remain in this Plan until the Participant becomes eligible for the benefits provided in Articles 4, 5, 6, 7 or 8 in accordance with the provisions of those Articles. The

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      Termination of the Plan by an Employer shall not adversely affect any
      Participant or Beneficiary who has become entitled to the payment of any benefits under this Plan as of the date of termination.

11.2 AMENDMENT. An Employer may, at any time, amend or modify this Plan in whole or in part with respect to that Employer. Notwithstanding the foregoing, (i) no amendment or modification shall be effective to decrease the value of a Participant's vested Account Balance in existence at the time the amendment or modification is made, and (ii) no amendment or modification of this Section 11.2 or Section 12.2 of this Plan shall be effective.

11.3 PLAN AGREEMENT. Despite the provisions of Sections 11.1 and 11.2 above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the written consent of the Participant.

11.4 EFFECT OF PAYMENT. The full payment of a Participant's vested Account Balance under Articles 4, 5, 6, 7 or 8 of this Plan shall completely discharge all obligations to such Participant and his or her designated Beneficiary(ies) under this Plan, and the Participant's Plan Agreement shall terminate.

                                   ARTICLE 12
                                 ADMINISTRATION

12.1 COMMITTEE DUTIES. Except as otherwise provided in this Article 12, this Plan shall be administered by the Committee, which shall consist of the entire Board, or such other persons as the Board shall appoint thereto. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with this Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

12.2 ADMINISTRATION UPON CHANGE IN CONTROL. For purposes of this Plan, the Committee shall be the "Administrator" at all times prior to the occurrence of a Change In Control. Within one hundred and twenty (120) days following a Change In Control, an independent third party "Administrator" may be selected by the individual who, immediately prior to the Change In Control, was the Company's Chief Executive Officer or, if not so identified, the Company's highest ranking officer (the "Ex-CEO"), and approved by the Trustee. The Committee, as constituted prior to the Change In Control, shall continue to be the Administrator until the earlier of (i) the date on which such independent third party is selected and approved, or (ii) the expiration of the one hundred and twenty (120) day period following the Change In Control. If an independent third party is not selected within one hundred and twenty (120) days of such Change In Control, the Committee, as described in Section 12.1, shall be the Administrator. The Administrator shall have the discretionary power to determine all questions arising in connection with the administration of this Plan and the interpretation of this Plan and Trust including, but

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      not limited to benefit entitlement determinations; provided, however, upon and after the occurrence of a Change In Control, the Administrator shall have no power to direct the investment of Plan or Trust assets or select any investment manager or custodial firm for this Plan or Trust. Upon and after the occurrence of a Change In Control, the Company must: (1) pay all reasonable administrative expenses and fees of the Administrator; (2) indemnify the Administrator against any costs, expenses and liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the Administrator hereunder, except with respect to matters resulting from the gross negligence or willful misconduct of the Administrator or its employees or agents; and (3) supply full and timely information to the Administrator on all matters relating to this Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the date and circumstances of the Separation of Service, Disability or death of the Participants, and such other pertinent information as the Administrator may reasonably require. Upon and after a Change In Control, the Administrator may be terminated (and a replacement appointed) by the Trustee only with the approval of the Ex-CEO. Upon and after a Change In Control, the Administrator may not be terminated by the Company.

12.3 AGENTS. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

12.4 BINDING EFFECT OF DECISIONS. The decision or action of the Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of this Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in this Plan.

12.5 INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the members of the Committee, any individual to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such individual or the Administrator.

12.6 EMPLOYER INFORMATION. To enable the Committee and/or Administrator to perform its functions, the Company and each Employer shall supply full and timely information to the Committee and/or Administrator, as the case may be, on all matters relating to the compensation of its Participants, the date and circumstances of the Separation of Service, Disability or death of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.

                                   ARTICLE 13
                          OTHER BENEFITS AND AGREEMENTS

13.1 COORDINATION WITH OTHER BENEFITS. The benefits provided to a Participant and his or her Beneficiary under this Plan are in addition to any other benefits available to such Participant under any other plan or program for the Employees or Directors of the Participant's Employer.

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      This Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                   ARTICLE 14
                                CLAIMS PROCEDURES

14.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from this Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within sixty (60) days after such notice was received by the Claimant. All other claims must be made within one hundred and eighty (180) days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

14.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, but no later than ninety (90) days after receiving the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial ninety (90) day period. In no event shall such extension exceed a period of ninety (90) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. The Committee shall notify the Claimant in writing:

      (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

      (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the
            Claimant:

            (i) the specific reason(s) for the denial of the claim, or any part of it;

            (ii) specific reference(s) to pertinent provisions of this Plan upon which such denial was based;

            (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary;

            (iv)  an explanation of the claim review procedure set forth in
                  Section 14.3 below; and

            (v) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

14.3 REVIEW OF A DENIED CLAIM. On or before sixty (60) days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. The Claimant (or the Claimant's duly authorized representative):

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      (a)   may, upon request and free of charge, have reasonable access to, and copies of, all documents, records and other information relevant to the claim for benefits;

      (b)   may submit written comments or other documents; and/or

      (c) may request a hearing, which the Committee, in its sole and absolute discretion, may grant.

14.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and no later than sixty (60) days after the Committee receives the Claimant's written request for a review of the denial of the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial sixty
      (60) day period. In no event shall such extension exceed a period of sixty
      (60) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. In rendering its decision, the Committee shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

      (a)   specific reasons for the decision;

      (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based;

      (c) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits; and

      (d) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

14.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                   ARTICLE 15
                                      TRUST

15.1 ESTABLISHMENT OF THE TRUST. In order to provide assets from which to fulfill the obligations of the Participants and their beneficiaries under this Plan, the Company may establish a trust by a trust agreement with a third party, the trustee, to which each Employer may, in its discretion, contribute cash or other property, including securities issued by the Company, to provide for the benefit payments under this Plan (the "Trust").

15.2 INTERRELATIONSHIP OF THIS PLAN AND THE TRUST. The provisions of this Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to this Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under this Plan.

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15.3  DISTRIBUTIONS FROM THE TRUST. Each Employer's obligations under this Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

                                   ARTICLE 16
                                  MISCELLANEOUS

16.1 STATUS OF PLAN. This Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). This Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

16.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under this Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

16.3 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by this Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under this Plan except as expressly provided in this Plan and his or her Plan Agreement.

16.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

16.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment or service between any Employer and a Participant. Such employment or service is hereby acknowledged to be an "at will" employment or service relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment or other agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, either as an Employee or a Director, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

16.6 FURNISHING INFORMATION. A Participant or his or her Beneficiary(ies) will cooperate with the Committee by furnishing any and all information requested by the Committee and take such

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      other actions as may be requested in order to facilitate the administration of this Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

16.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.8 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.9 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Delaware without regard to its conflicts of laws principles.

16.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                            Genesee & Wyoming Inc.
                            Attn: Human Resources
                            1200-C Scottsville Road
                            Suite 200
                            Rochester, New York 14624

      Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

      Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

16.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

16.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of interstate succession.

16.13 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

16.14 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or

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      guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under this Plan for such payment amount.

16.15 COURT ORDER. The Committee is authorized to comply with any court order in any action in which this Plan or the Committee has been named as a party, including any action involving a determination of the rights or interests in a Participant's benefits under this Plan. Notwithstanding the foregoing, the Committee shall interpret this provision in a manner that is consistent with applicable tax law, including but not limited to guidance issued after the effective date of this Plan.

16.16 DEDUCTION LIMITATION ON BENEFIT PAYMENTS. If an Employer determines in good faith that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code
      Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with Section 3.9 above, even if such amount is being paid out in installments. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Code Section 162(m).

16.17 INSURANCE. The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole and absolute discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

IN WITNESS WHEREOF, the Company has signed this Plan document as of May 17, 2004.

                                    GENESEE & WYOMING INC.

                                  By:    /s/ Adam B. Frankel
                                  Title: General Counsel and Corporate Secretary

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